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As filed with the Securities and Exchange Commission on August 19, 2002

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Inhale Therapeutic Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	94-3134940
(State of Incorporation)	(I.R.S. Employer Identification No.)

150 Industrial Road
San Carlos, California 94070
(Address of principal executive offices)

Inhale Therapeutic Systems, Inc. Employee Stock Purchase Plan
(Full title of the plans)

Ajit S. Gill
President, Chief Executive Officer and Director
Inhale Therapeutic Systems, Inc.
150 Industrial Road
San Carlos, California 94070
(650) 631-3100
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
 Mark P. Tanoury, Esq.
John M. Geschke, Esq.
Cooley Godward LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, California 94306
(650) 843-5000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee

Common Stock, par value $0.0001 per share	500,000 shares	$7.80	$3,900,000.00	$358.80

(1)
Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of Registrant's Common Stock that become issuable under the plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant's Common Stock.

(2)
Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on August 14, 2002 as reported on the Nasdaq National Market (pursuant to Rule 457(c) under the Securities Act of 1933, as amended).

INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENT ON FORM S-8 NO. 33-79630

        The contents of Registration Statement on Form S-8 No. 33-79630 filed with the Securities and Exchange Commission on June 1, 1994 are incorporated by reference herein with such modifications as are set forth below.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended.

        The Registrant's certificate of incorporation, as amended, provides for the elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such as an injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit and for violating Section 174 of the Delaware General Corporation Law. The provision does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

        The Registrant has entered into agreements with its directors and executive officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of the Registrant's affiliated enterprises, provided such person acted in god faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

2

EXHIBITS

Exhibit Number	Description
3.1	Certificate of Incorporation of the Registrant	(1)
3.2	Bylaws of the Registrant	(1)
3.3	Certificate of Amendment of the Amended Certificate of Incorporation of the Registrant	(2)
3.4	Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant	(11)
3.5	Certificate of Designation of Series B Convertible Preferred Stock of the Registrant	(12)
4.1	Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5
4.2	Restated Investor Rights Agreement, dated April 29, 1993, as amended October 29, 1993, by and among the Registrant and certain other persons named therein.	(3)
4.3	Stock Purchase Agreement, dated January 18, 1995, by and between the Registrant and Pfizer, Inc.	(4)
4.4	Form of Purchase Agreement, dated January 28, 1997, by and between the Registrant and the individual Purchasers.	(5)
4.5	Stock Purchase Agreement, dated December 8, 1998, by and between the Registrant and Capital Research and Management Company	(6)
4.6	Purchase Agreement, dated October 6, 1999, by and among the Registrant and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.	(7)
4.7	Resale Registration Rights Agreement, dated October 13, 1999, by and among the Registrant and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.	(7)
4.8	Indenture, dated October 13, 1999, by and between the Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee	(7)
4.9	Form of the Registrant Registration Rights Agreement, dated January 25, 2000, by and between the Registrant and Selling Shareholder.	(7)
4.10	Purchase Agreement, dated February 2, 2000, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.	(8)
4.11	Resale Registration Rights Agreement, dated February 8, 2000, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.	(8)
4.12	Indenture, dated February 8, 2000, by and between the Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee	(8)
4.13	Specimen common stock certificate of the Registrant	(2)
4.14	Specimen warrants to purchase shares of common stock of the Registrant	(9)
4.15	Purchase Agreement, dated October 11, 2000, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.	(10)
4.16	Resale Registration Rights Agreement, dated October 17, 2000, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.	(10)

4.17	Indenture, dated October 17, 2000, by and between the Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee	(10)
4.18	Rights Agreement, dated June 1, 2001, by and between the Registrant and Mellon Investor Services LLC	(11)
4.19	Form of Right Certificate of the Registrant	(11)
4.20	Stock Purchase Agreement, dated January 7, 2002, by and between the Registrant and Enzon, Inc.	(12)
5.1	Opinion of Cooley Godward LLP	(13)
23.1	Consent of Ernst & Young LLP, independent auditors	(13)
23.2	Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement	(13)
24	Power of Attorney is contained on the signature pages.	(13)
99.1	Inhale Therapeutic Systems, Inc. Employee Stock Purchase Plan, as amended and restated	(13)

(1)
Incorporated by reference to the indicated exhibit in the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2)
Incorporated by reference to the indicated exhibit in the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(3)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-1 (No. 33-75942), as amended.

(4)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-1 (No. 33-89502), as amended.

(5)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-3 (No. 333-20787).

(6)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-3 (No. 333-68897), as amended.

(7)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-3 (No. 333-94161), as amended.

(8)
Incorporated by reference to the indicated exhibit in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999.

(9)
Incorporated by reference to the indicated exhibit in the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-3 (No. 333-53678), filed on January 12, 2001.

(11)
Incorporated by reference to the indicated exhibit in the Registrant's Current Report on Form 8-K, filed on June 4, 2001.

(12)
Incorporated by reference to the indicated exhibit in the Registrant's Current Report on Form 8-K, filed on January 8, 2002.

(13)
Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, State of California, on August 19, 2002.

INHALE THERAPEUTIC SYSTEMS, INC.
By:	/s/ AJIT S. GILL Ajit S. Gill President, Chief Executive Officer and Director

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ajit S. Gill and Brigid A. Makes, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ AJIT S. GILL Ajit S. Gill	President, Chief Executive Officer and Director (Principal Executive Officer)	August 19, 2002
/s/ ROBERT B. CHESS Robert B. Chess	Chairman of the Board of Directors	August 19, 2002
/s/ BRIGID A. MAKES Brigid A. Makes	Vice President, Finance and Administration, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer)	August 19, 2002
/s/ JOHN S. PATTON John S. Patton	Director	August 19, 2002
James B. Glavin	Director
Melvin Perelman	Director
/s/ IRWIN LERNER Irwin Lerner	Director	August 19, 2002
/s/ ROY A. WHITFIELD Roy A. Whitfield	Director	August 19, 2002
/s/ CHRISTOPHER A. KUEBLER Christopher A. Kuebler	Director	August 19, 2002

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Incorporation of the Registrant	(1)
3.2	Bylaws of the Registrant	(1)
3.3	Certificate of Amendment of the Amended Certificate of Incorporation of the Registrant	(2)
3.4	Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant	(11)
3.5	Certificate of Designation of Series B Convertible Preferred Stock of the Registrant	(12)
4.1	Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5
4.2	Restated Investor Rights Agreement, dated April 29, 1993, as amended October 29, 1993, by and among the Registrant and certain other persons named therein.	(3)
4.3	Stock Purchase Agreement, dated January 18, 1995, by and between the Registrant and Pfizer, Inc.	(4)
4.4	Form of Purchase Agreement, dated January 28, 1997, by and between the Registrant and the individual Purchasers.	(5)
4.5	Stock Purchase Agreement, dated December 8, 1998, by and between the Registrant and Capital Research and Management Company	(6)
4.6	Purchase Agreement, dated October 6, 1999, by and among the Registrant and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.	(7)
4.7	Resale Registration Rights Agreement, dated October 13, 1999, by and among the Registrant and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.	(7)
4.8	Indenture, dated October 13, 1999, by and between the Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee	(7)
4.9	Form of the Registrant Registration Rights Agreement, dated January 25, 2000, by and between the Registrant and Selling Shareholder.	(7)
4.10	Purchase Agreement, dated February 2, 2000, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.	(8)
4.11	Resale Registration Rights Agreement, dated February 8, 2000, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.	(8)
4.12	Indenture, dated February 8, 2000, by and between the Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee	(8)
4.13	Specimen common stock certificate of the Registrant	(2)
4.14	Specimen warrants to purchase shares of common stock of the Registrant	(9)
4.15	Purchase Agreement, dated October 11, 2000, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.	(10)
4.16	Resale Registration Rights Agreement, dated October 17, 2000, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.	(10)

4.17	Indenture, dated October 17, 2000, by and between the Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee	(10)
4.18	Rights Agreement, dated June 1, 2001, by and between the Registrant and Mellon Investor Services LLC	(11)
4.19	Form of Right Certificate of the Registrant	(11)
4.20	Stock Purchase Agreement, dated January 7, 2002, by and between the Registrant and Enzon, Inc.	(12)
5.1	Opinion of Cooley Godward LLP	(13)
23.1	Consent of Ernst & Young LLP, independent auditors	(13)
23.2	Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement	(13)
24	Power of Attorney is contained on the signature pages.	(13)
99.1	Inhale Therapeutic Systems, Inc. Employee Stock Purchase Plan, as amended and restated	(13)

(1)
Incorporated by reference to the indicated exhibit in the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2)
Incorporated by reference to the indicated exhibit in the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(3)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-1 (No. 33-75942), as amended.

(4)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-1 (No. 33-89502), as amended.

(5)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-3 (No. 333-20787).

(6)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-3 (No. 333-68897), as amended.

(7)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-3 (No. 333-94161), as amended.

(8)
Incorporated by reference to the indicated exhibit in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999.

(9)
Incorporated by reference to the indicated exhibit in the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10)
Incorporated by reference to the indicated exhibit in the Registrant's Registration Statement on Form S-3 (No. 333-53678), filed on January 12, 2001.

(11)
Incorporated by reference to the indicated exhibit in the Registrant's Current Report on Form 8-K, filed on June 4, 2001.

(12)
Incorporated by reference to the indicated exhibit in the Registrant's Current Report on Form 8-K, filed on January 8, 2002.

(13)
Filed herewith.

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EXHIBITS
SIGNATURES
POWER OF ATTORNEY
EXHIBIT INDEX